UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / OCTOBER 31, 2009

Legg Mason ClearBridge

Equity Fund

Managed by	CLEARBRIDGE ADVISORS

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks growth and conservation of capital. Income is a secondary investment objective.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Partners Equity Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

At a meeting held in August 2009, the Fund’s Board of Trustees approved a recommendation from Legg Mason Partners Fund Advisor, LLC, the Fund’s investment manager, to change the fiscal year-end of the Fund from December 31 to October 31. As a result of this change, shareholders are being provided with a short period annual report and a “stub-period” audit for the ten-month period from January 1, 2009 through October 31, 2009.

Please read on for a more detailed look at the prevailing economic and market conditions during the Fund’s abbreviated reporting period and to learn how those conditions have affected Fund performance. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 27, 2009

Legg Mason ClearBridge Equity Fund	I

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks growth and conservation of capital. Income is a secondary investment objective. The Fund invests primarily in common stock or securities convertible into common stock of companies in industries we believe have the potential to grow at a faster rate than the economy as a whole and that appear to have above-average earnings and dividend growth potential.

The Fund emphasizes investments in U.S. stocks with large market capitalizations, but the Fund also invests in stocks with small- and mid-capitalizations and may invest up to 25% of its assets in foreign securities. These securities may be denominated and traded in foreign currencies and may be traded in the U.S. or on international stock exchanges.

In selecting securities for the Fund’s portfolio, we look for companies we believe are able to increase earnings and dividends at an above-average rate and still retain enough cash to finance future growth in their businesses. We favor companies with above-average growth in dividend yields because we believe this shows responsible use of capital on the part of the companies. We emphasize individual security selection while spreading the Fund’s investments among industries and sectors for broad market exposure.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The Fund’s ten-month reporting period was dominated by a remarkable set of conditions that heavily impacted performance in both positive and negative ways. The period began during the worst financial crisis since the Great Depression and included a major and historic disruption of the global stock and credit markets, a dramatic presidential election, record job losses, a Federal Reserve Board (“Fed”)i and U.S. Department of the Treasury thrust into the spotlight of national politics, and a significant reshaping of the financial services industry. It ended amidst a record-setting stock market rally and an economy expected to have, at least technically if not fully, emerged from a recession that began in December of 2007.

The domestic stock market was already in turmoil before the past fiscal year began. In hindsight, we can attribute the crisis largely to the initial bursting of the housing market bubble in 2007 and the subsequent devaluation of the collateralized debt obligations composed of the subprime mortgages that fueled the bubble.

Legg Mason ClearBridge Equity Fund 2009 Annual Report	1

Fund overview continued

In the fall of 2008, during the months prior to the start of the Fund’s reporting period, a rapidly unfolding series of events linked to the emerging credit market and liquidity crisis culminated in the collapse and/or distressed acquisitions of several major financial services companies and the failure of the prominent investment bank Lehman Brothers in the largest bankruptcy filing in U.S. history.

The leading stock market indices saw a short-lived bear market rally through the end of calendar year 2008, but rapidly reversed course after the start of the new year and fell even further, setting what many now consider to be a durable bottom and a “generational” low on March 9, 2009 and marking the inflection point of the new stock market rally.

This powerful and sustained rally following the March low generated seven consecutive months of gains for the broad S&P 500 Indexii, which returned 55.31% from the March 9th bottom through the end of October — the best advance the S&P 500 Index has seen since 1938. The blue-chip Dow Jones Industrial Average (“DJIA”)iii rose 51.13% from its twelve-year low in March through the end of the reporting period, and the technology-oriented NASDAQ Composite Index (“NASDAQ”)iv gained 62.07% for the same period. Only in October did the rally let up, with the DJIA essentially flat for the month and both the S&P 500 Index and NASDAQ declining.

Stock market volatility, as measured by the Volatility Index (“VIX”)v — often referred to as the “fear index” — set a record high in November 2008 and remained elevated over much of the reporting period. However, the overall trend during the period was downwards and, by the close of the period, the VIX fell to a range within historical norms, 50% below its peak.

Preliminary estimates of third quarter 2009 U.S. growth domestic product (“GDP”)vi data released in November indicated that the economy had grown by an annual rate of 2.8%, technically marking the end of the so-called Great Recession. However, disappointing data for other key economic indicators, including an unemployment rate of 10.2% — the highest since 1983 — left many in the market with doubts about the strength and pace of the overall economic recovery and the long-term viability of the present bull market.

Q. How did we respond to these changing market conditions?

A. The portfolio entered the fiscal year in a defensive posture. In late 2008, the sharp market decline created the opportunity to start positions in several secular growth stocks — Apple Inc., First Solar Inc., American Tower Corp. (Class A Shares), Monsanto Co. and Edwards Lifesciences Corp. — that we had viewed as too expensive to buy prior to the market break. In late February, after attending the GE Capital meeting, it became apparent to us that the market was treating GE as if it might be insolvent, which, from the information disseminated at the meeting, appeared to us to

2	Legg Mason ClearBridge Equity Fund 2009 Annual Report

be an overreaction. We decided that the market was probably overly negative in general and increased the aggressiveness of the Fund. We doubled the size of our position in General Electric Co., added significantly to our oil holdings and initiated a position in Freeport-McMoRan Copper & Gold Inc.

In mid-May, after a fierce two-month +35% rally, we decided to pull back on the riskiness of our portfolio. While we believed that the economy was beginning to bottom, we were concerned (and remain concerned) that the recovery would be muted and might not support materially higher stock prices. This decision hurt the performance of the Fund during the remainder of the reporting period, as many of the positions sold down or out of had strong returns in the second half of the period. During this time, we, in general, reduced positions in companies we saw as riskier and purchased large-cap and very high-quality companies such as Johnson & Johnson, Kimberly-Clark Corp., AmerisourceBergen Corp. and United Parcel Service Inc. (Class B Shares). We went overweight the Health Care sector after many years of being underweight in it. In mid-May, as a hedge against a lower dollar, we initiated a position in Newmont Mining Corp., the large gold miner, that became a top ten holding.

Performance review

For the ten-month period from January 1, 2009 through October 31, 2009, Class A shares of Legg Mason ClearBridge Equity Fund, excluding sales charges, returned 14.96%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 17.05% for the same period. The Lipper Large-Cap Core Funds Category Average1 returned 17.99% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the ten-month period from January 1, 2009 through October 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 912 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason ClearBridge Equity Fund 2009 Annual Report	3

Fund overview continued

PERFORMANCE SNAPSHOT as of October 31, 2009 (excluding sales charges) (unaudited)
	6 MONTHS	10 MONTHS
Equity Fund — Class A Shares	15.04%	14.96%
S&P 500 Index	20.04%	17.05%
Lipper Large-Cap Core Funds Category Average[1]	19.44%	17.99%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales chares, Class C shares returned 14.77%, Class I shares returned 15.36% and Class O shares returned 15.36% over the six months ended October 31, 2009. Excluding sales charges, Class C shares returned 14.36%, Class I shares returned 15.37% and Class O shares returned 15.47% over the ten months ended October 31, 2009. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated April 30, 2009, as supplemented September 18, 2009, the gross total operating expense ratios for Class A, Class C, Class I and Class O shares were 1.42%, 1.95%, 0.93% and 0.82%, respectively.
Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.
As a result of expense limitations, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.25% for Class A shares, 2.00% for Class C shares, 1.50% for Class I shares and 0.95% for Class O shares. These expense limitations cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

Q. What were the leading contributors to performance?

A. The Fund’s stock selection in the Energy, Health Care and Information Technology (“IT”) sectors, its overweight position in the Industrials sector and underweight positions in the Telecommunication Services and Health Care sectors made positive contributions to performance relative to the benchmark. In terms of individual holdings, leading contributors for the period included Apple Inc. and Corning Inc., both in the IT sector, Newfield Exploration Co. and Diamond Offshore Drilling Inc., both in the Energy sector, and JPMorgan Chase & Co. in the Financials sector.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 928 funds for the six-month period and among the 912 funds for the ten-month period from January 1, 2009 through October 31, 2009 in the Fund’s Lipper category, and excluding sales charges.

4	Legg Mason ClearBridge Equity Fund 2009 Annual Report

Q. What were the leading detractors from performance?

A. The Fund’s stock selection in the Consumer Discretionary, Industrials, Consumer Staples, Financials and Materials sectors detracted from performance relative to the benchmark. Additionally, the Fund’s overweight positions in the Financials, Energy, Consumer Staples and Materials sectors and its cash position detracted from relative performance. In terms of individual holdings, leading detractors for the period included Orbital Sciences Corp. in the Industrials sector, AFLAC Inc. and State Street Corp., both in the Financials sector, Genzyme Corp. in the Health Care sector and Toll Brothers Inc. in the Consumer Discretionary sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. During the period, we added significant new positions in Newmont Mining Corp. in the Materials sector: AmerisourceBergen Corp., Bristol-Myers Squibb Co. and Johnson & Johnson all in the Health Care sector; Juniper Networks Inc. in the IT sector; and Petroleo Brasileiro SA (ADR) in the Energy sector. We closed out significant existing positions in Sempra Energy in the Utilities sector; AFLAC Inc. in the Financials sector; Schering-Plough Corp. in the Health Care sector; McDonald’s Corp. in the Consumer Discretionary sector; ConocoPhillips in the Energy sector; and Hewlett-Packard Co. and Cisco Systems Inc., both in the IT sector.

Thank you for your investment in Legg Mason ClearBridge Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Michael A. Kagan

Portfolio Manager

ClearBridge Advisors, LLC

November 24, 2009

Legg Mason ClearBridge Equity Fund 2009 Annual Report	5

Fund overview continued

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2009 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Microsoft Corp. (3.8%), Wells Fargo & Co. (3.4%), JPMorgan Chase & Co. (3.3%). Apple Inc. (2.9%), Staples Inc. (2.7%), Novartis AG, ADR (2.6%), Exxon Mobil Corp. (2.6%), Newmont Mining Corp. (2.4%), PepsiCo Inc. (2.4%) and Masco Corp. (2.4%). Please refer to pages 12 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2009 were: Information Technology (18.7%), Financials (13.9%), Health Care (13.3%), Consumer Staples (12.9%) and Energy (11.2%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, stock prices are subject to market fluctuations. Investments in small- and mid-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund may invest in foreign securities which are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Lower-rated, higher-yielding securities are subject to greater credit risk, including the risk of default, than higher-rated obligations. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

iv	The NASDAQ Composite Index (“NASDAQ”) is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

[v]

VIX is a volatility index for the Chicago Board Options Exchange, known by its ticker symbol, VIX. It is calculated by taking a weighted average of the implied volatility from eight calls and puts on the S&P 100 Index. The S&P 100 Index is a market-capitalization weighted index consisting of 100 large blue-chip stocks covering a broad range of industries.

vi	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

6	Legg Mason ClearBridge Equity Fund 2009 Annual Report

Fund at a glance† (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

†

The bar graphs above represent the composition of the Fund’s investments as of October 31, 2009 and December 31, 2008 and do not include derivatives. The Fund is actively managed. As a result the composition of the Fund’s investments is subject to change at any time.

Legg Mason ClearBridge Equity Fund 2009 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2009 and held for the six months ended October 31, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	15.04%	$1,000.00	$1,150.40	1.25%	$6.78
Class C	14.77	1,000.00	1,147.70	1.91	10.34
Class I	15.36	1,000.00	1,153.60	0.86	4.67
Class O	15.36	1,000.00	1,153.60	0.79	4.29

[1]	For the six months ended October 31, 2009.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable initial sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8	Legg Mason ClearBridge Equity Fund 2009 Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,018.90	1.25%	$6.36
Class C	5.00	1,000.00	1,015.58	1.91	9.70
Class I	5.00	1,000.00	1,020.87	0.86	4.38
Class O	5.00	1,000.00	1,021.22	0.79	4.02

[1]	For the six months ended October 31, 2009.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason ClearBridge Equity Fund 2009 Annual Report	9

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS A	CLASS C	CLASS I	CLASS O
Twelve Months Ended 10/31/09	6.85%	6.23%	7.35%	7.25%
Five Years Ended 10/31/09	N/A	N/A	N/A	0.70
Ten Years Ended 10/31/09	N/A	N/A	N/A	0.26
Inception* through 10/31/09	-7.49	-15.73	-14.84	N/A

	WITH SALES CHARGES[3]
	CLASS A	CLASS C	CLASS I	CLASS O
Twelve Months Ended 10/31/09	0.68%	5.23%	7.35%	7.25%
Five Years Ended 10/31/09	N/A	N/A	N/A	0.70
Ten Years Ended 10/31/09	N/A	N/A	N/A	0.26
Inception* through 10/31/09	-9.40%	-15.73	-14.84	N/A

CUMULATIVE TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
Class A (Inception date of 12/28/06 through 10/31/09)		-19.84%
Class C (Inception date of 4/30/08 through 10/31/09)		-22.70
Class I (Inception date of 4/30/08 through 10/31/09)		-21.46
Class O (10/31/99 through 10/31/09)		2.67

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including return of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class C shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, I and O shares are December 28, 2006, April 30, 2008, April 30, 2008 and September 24, 1929, respectively.

10	Legg Mason ClearBridge Equity Fund 2009 Annual Report

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS O SHARES OF LEGG MASON CLEARBRIDGE EQUITY FUND VS. S&P 500 INDEX† — October 1999 - October 2009

†	Hypothetical illustration of $10,000 invested in Class O shares of Legg Mason ClearBridge Equity Fund on October 31, 1999, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2009. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class O shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason ClearBridge Equity Fund 2009 Annual Report	11

Schedule of investments

October 31, 2009

LEGG MASON CLEARBRIDGE EQUITY FUND
SHARES	SECURITY	VALUE

COMMON STOCKS — 99.0%
CONSUMER DISCRETIONARY — 8.4%
	Household Durables — 2.7%
277,920	Newell Rubbermaid Inc.	$4,032,619
541,000	Toll Brothers Inc.*	9,370,120
	Total Household Durables	13,402,739
	Media — 3.0%
622,260	News Corp., Class B Shares	8,462,736
216,550	Walt Disney Co.	5,926,974
	Total Media	14,389,710
	Specialty Retail — 2.7%
609,184	Staples Inc.	13,219,293
	TOTAL CONSUMER DISCRETIONARY	41,011,742
CONSUMER STAPLES — 12.9%
	Beverages — 2.4%
189,480	PepsiCo Inc.	11,473,014
	Food & Staples Retailing — 2.1%
202,610	Wal-Mart Stores Inc.	10,065,665
	Food Products — 3.9%
218,310	Kellogg Co.	11,251,697
219,060	McCormick & Co. Inc., Non Voting Shares	7,669,291
	Total Food Products	18,920,988
	Household Products — 2.2%
40,700	Kimberly-Clark Corp.	2,489,212
146,520	Procter & Gamble Co.	8,498,160
	Total Household Products	10,987,372
	Tobacco — 2.3%
235,810	Philip Morris International Inc.	11,167,961
	TOTAL CONSUMER STAPLES	62,615,000
ENERGY — 11.2%
	Energy Equipment & Services — 4.5%
72,100	Diamond Offshore Drilling Inc.	6,867,525
250,110	Halliburton Co.	7,305,713
182,900	National-Oilwell Varco Inc.*	7,497,071
	Total Energy Equipment & Services	21,670,309
	Oil, Gas & Consumable Fuels — 6.7%
174,290	Exxon Mobil Corp.	12,491,364
146,260	Newfield Exploration Co.*	5,999,585
140,290	Petroleo Brasileiro SA, ADR	6,484,204

See Notes to Financial Statements.

12	Legg Mason ClearBridge Equity Fund 2009 Annual Report

LEGG MASON CLEARBRIDGE EQUITY FUND
SHARES	SECURITY	VALUE

	Oil, Gas & Consumable Fuels continued
126,850	Total SA, ADR	$7,619,880
	Total Oil, Gas & Consumable Fuels	32,595,033
	TOTAL ENERGY	54,265,342
FINANCIALS — 13.9%
	Capital Markets — 1.0%
284,910	Charles Schwab Corp.	4,940,339
	Commercial Banks — 3.3%
592,270	Wells Fargo & Co.	16,299,270
	Consumer Finance — 1.1%
147,880	American Express Co.	5,152,139
	Diversified Financial Services — 6.4%
728,270	Bank of America Corp.	10,618,177
386,140	JPMorgan Chase & Co.	16,129,068
177,650	Moody’s Corp.	4,206,752
	Total Diversified Financial Services	30,953,997
	Insurance — 2.1%
50	Berkshire Hathaway Inc., Class A Shares*	4,950,000
328,580	Progressive Corp.*	5,257,280
	Total Insurance	10,207,280
	TOTAL FINANCIALS	67,553,025
HEALTH CARE — 13.3%
	Biotechnology — 2.4%
107,480	Celgene Corp.*	5,486,854
123,440	Genzyme Corp.*	6,246,064
	Total Biotechnology	11,732,918
	Health Care Equipment & Supplies — 1.2%
75,760	Edwards Lifesciences Corp.*	5,828,975
	Health Care Providers & Services — 1.3%
290,160	AmerisourceBergen Corp.	6,427,044
	Pharmaceuticals — 8.4%
223,240	Abbott Laboratories	11,289,247
359,500	Bristol-Myers Squibb Co.	7,837,100
147,500	Johnson & Johnson	8,709,875
244,670	Novartis AG, ADR	12,710,606
	Total Pharmaceuticals	40,546,828
	TOTAL HEALTH CARE	64,535,765
INDUSTRIALS — 10.6%
	Aerospace & Defense — 1.2%
467,790	Orbital Sciences Corp.*	6,025,135

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Fund 2009 Annual Report	13

Schedule of investments continued

October 31, 2009

LEGG MASON CLEARBRIDGE EQUITY FUND
SHARES	SECURITY	VALUE

	Air Freight & Logistics — 0.5%
45,740	United Parcel Service Inc., Class B Shares	$2,455,323
	Building Products — 2.4%
970,560	Masco Corp.	11,404,080
	Electrical Equipment — 1.6%
61,930	First Solar Inc.*	7,551,125
	Industrial Conglomerates — 2.2%
754,840	General Electric Co.	10,764,018
	Machinery — 1.2%
95,710	Eaton Corp.	5,785,670
	Professional Services — 0.1%
21,300	Verisk Analytics Inc., Class A Shares*	584,259
	Road & Rail — 1.4%
144,130	Norfolk Southern Corp.	6,719,341
	TOTAL INDUSTRIALS	51,288,951
INFORMATION TECHNOLOGY — 18.7%
	Communications Equipment — 6.0%
630,490	Corning Inc.	9,211,459
308,650	Juniper Networks Inc.*	7,873,661
283,070	Nokia Oyj, ADR	3,569,513
207,810	QUALCOMM Inc.	8,605,412
	Total Communications Equipment	29,260,045
	Computers & Peripherals — 2.9%
73,720	Apple Inc.*	13,896,220
	Electronic Equipment, Instruments & Components — 2.2%
256,660	Dolby Laboratories Inc., Class A Shares*	10,764,321
	IT Services — 0.8%
50,980	Visa Inc.	3,862,245
	Semiconductors & Semiconductor Equipment — 2.0%
354,981	ASML Holding NV, New York Registered Shares	9,563,188
	Software — 4.8%
206,010	Autodesk Inc.*	5,135,829
656,208	Microsoft Corp.	18,196,648
	Total Software	23,332,477
	TOTAL INFORMATION TECHNOLOGY	90,678,496
MATERIALS — 6.0%
	Chemicals — 2.0%
76,550	Air Products & Chemicals Inc.	5,904,301
56,350	Monsanto Co.	3,785,593
	Total Chemicals	9,689,894

See Notes to Financial Statements.

14	Legg Mason ClearBridge Equity Fund 2009 Annual Report

LEGG MASON CLEARBRIDGE EQUITY FUND
SHARES	SECURITY	VALUE

	Metals & Mining — 2.9%
35,380	Freeport-McMoRan Copper & Gold Inc.*	$2,595,477
266,080	Newmont Mining Corp.	11,563,837
	Total Metals & Mining	14,159,314
	Paper & Forest Products — 1.1%
228,610	International Paper Co.	5,100,289
	TOTAL MATERIALS	28,949,497
TELECOMMUNICATION SERVICES — 2.2%
	Diversified Telecommunication Services — 1.4%
230,420	Verizon Communications Inc.	6,818,128
	Wireless Telecommunication Services — 0.8%
102,020	American Tower Corp., Class A Shares*	3,756,376
	TOTAL TELECOMMUNICATION SERVICES	10,574,504
UTILITIES — 1.8%
	Electric Utilities — 1.8%
167,290	Exelon Corp.	7,855,938
20,040	FPL Group Inc.	983,964
	TOTAL UTILITIES	8,839,902
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $435,074,482)	480,312,224
SHORT-TERM INVESTMENTS — 1.4%
FACE AMOUNT
	Repurchase Agreements — 1.4%
$3,273,000	Interest in $150,053,000 joint tri-party repurchase agreement dated 10/30/09 with Deutsche Bank Securities Inc., 0.060% due 11/2/09; Proceeds at maturity - $3,273,016; (Fully collateralized by various U.S. government agency obligations, 3.000% to 5.500% due 8/20/12 to 9/3/13; Market value - $3,338,476)	3,273,000
3,273,000	Interest in $499,994,000 joint tri-party repurchase agreement dated 10/30/09 with RBS Securities Inc., 0.070% due 11/2/09; Proceeds at maturity - $3,273,019; (Fully collateralized by various U.S. government agency obligations, 2.000% to 6.000% due 12/9/09 to 4/23/29; Market value - $3,338,461)	3,273,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $6,546,000)	6,546,000
	TOTAL INVESTMENTS — 100.4% (Cost — $441,620,482#)	486,858,224
	Liabilities in Excess of Other Assets — (0.4)%	(1,742,066)
	TOTAL NET ASSETS — 100.0%	$485,116,158

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $445,413,074.

Abbreviation used in this schedule:
ADR	—American Depositary Receipt

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Fund 2009 Annual Report	15

Statement of assets and liabilities

October 31, 2009

ASSETS:
Investments, at value (Cost — $441,620,482)	$486,858,224
Cash	502
Receivable for securities sold	3,392,682
Dividends and interest receivable	827,799
Receivable for Fund shares sold	150
Prepaid expenses	33,469
Total Assets	491,112,826
LIABILITIES:
Payable for securities purchased	4,901,398
Payable for Fund shares repurchased	579,149
Investment management fee payable	244,110
Trustees’ fees payable	14,625
Distribution fees payable	258
Accrued expenses	257,128
Total Liabilities	5,996,668
TOTAL NET ASSETS	$485,116,158
NET ASSETS:
Par value (Note 7)	$471
Paid-in capital in excess of par value	487,541,548
Undistributed net investment income	271,420
Accumulated net realized loss on investments	(47,935,023)
Net unrealized appreciation on investments	45,237,742
TOTAL NET ASSETS	$485,116,158
Shares Outstanding:
Class A	23,658
Class C	7,220
Class I	61,586
Class O	47,011,716
Net Asset Value:
Class A (and redemption price)	$10.33
Class C*	$10.33
Class I (and redemption price)	$10.36
Class O (and redemption price)	$10.30
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$10.96

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

16	Legg Mason ClearBridge Equity Fund 2009 Annual Report

Statements of operations

FOR THE PERIOD ENDED OCTOBER 31, 2009 AND THE YEAR ENDED DECEMBER 31, 2008	2009†	2008
INVESTMENT INCOME:
Dividends	$8,302,107	$12,548,535
Interest	6,166	128,081
Less: Foreign taxes withheld	(158,902)	(146,345)
Total Investment Income	8,149,371	12,530,271
EXPENSES:
Investment management fee (Note 2)	2,401,995	4,218,227
Transfer agent fees (Note 5)	378,784	535,189
Shareholder reports (Note 5)	67,255	100,901
Registration fees	52,210	60,877
Trustees’ fees	41,327	45,424
Legal fees	38,157	63,757
Audit and tax	29,413	33,913
Insurance	12,889	11,706
Custody fees	2,827	5,345
Distribution fees (Notes 2 and 5)	1,071	1,042
Miscellaneous expenses	7,801	9,195
Total Expenses	3,033,729	5,085,576
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(15,694)	—
Fees paid indirectly (Note 1)	—	(119)
Net Expenses	3,018,035	5,085,457
NET INVESTMENT INCOME	5,131,336	7,444,814
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Loss From Investment Transactions	(34,637,590)	(8,659,082)
Change in Net Unrealized Appreciation/Depreciation From Investment Transactions	94,964,558	(263,239,435)
NET GAIN (LOSS) ON INVESTMENTS	60,326,968	(271,898,517)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$65,458,304	$(264,453,703)

†	For the period January 1, 2009 through October 31, 2009.

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Fund 2009 Annual Report	17

Statements of changes in net assets

FOR THE PERIOD ENDED OCTOBER 31, 2009 AND THE YEARS ENDED DECEMBER 31,	October 31†	2008	2007
OPERATIONS:
Net investment income	$5,131,336	$7,444,814	$8,715,287
Net realized gain (loss)	(34,637,590)	(8,659,082)	106,735,500
Change in net unrealized appreciation/depreciation	94,964,558	(263,239,435)	(39,210,858)
Increase (Decrease) in Net Assets From Operations	65,458,304	(264,453,703)	76,239,929
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(5,724,661)	(6,585,624)	(9,470,020)
Net realized gains	—	(20,791,979)	(119,366,706)
Decrease in Net Assets From Distributions to Shareholders	(5,724,661)	(27,377,603)	(128,836,726)
FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	864,044	2,734,747	4,290,766
Reinvestment of distributions	3,597,726	16,977,332	74,950,492
Cost of shares repurchased	(37,636,746)	(76,365,810)	(183,113,276)
Decrease in Net Assets From Fund Share Transactions	(33,174,976)	(56,653,731)	(103,872,018)
INCREASE (DECREASE) IN NET ASSETS	26,558,667	(348,485,037)	(156,468,815)
NET ASSETS:
Beginning of period	458,557,491	807,042,528	963,511,343
End of period*	$485,116,158	$458,557,491	$807,042,528
* Includes undistributed net investment income of:	$271,420	$864,745	$5,574

†	For the period January 1, 2009 through October 31, 2009.

See Notes to Financial Statements.

18	Legg Mason ClearBridge Equity Fund 2009 Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS A SHARES[1]	2009[2]	2008[3]	2007[3]	2006[4,5]
NET ASSET VALUE, BEGINNING OF PERIOD	$9.08	$14.54	$15.59	$15.71
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	0.08	0.11	0.12	(0.00)[6]
Net realized and unrealized gain (loss)	1.26	(5.08)	1.14	(0.07)
Total income (loss) from operations	1.34	(4.97)	1.26	(0.07)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.09)	(0.10)	(0.13)	—
Net realized gains	—	(0.39)	(2.18)	(0.05)
Total distributions	(0.09)	(0.49)	(2.31)	(0.05)
NET ASSET VALUE, END OF PERIOD	$10.33	$9.08	$14.54	$15.59
Total return[7]	14.96%	(35.17)%	8.04%	(0.46)%
NET ASSETS, END OF PERIOD (000s)	$244	$205	$497	$11
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.21%[8]	1.07%	0.98%	0.64%[8,9]
Net expenses	1.17 [8,10]	1.07 [11]	0.98	0.64 [8,9]
Net investment income (loss)	0.99 [8]	0.80	0.76	(0.62)[8]
PORTFOLIO TURNOVER RATE	31%	39%	32%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]	For the period December 28, 2006 (inception date) to December 31, 2006.

[5]	Represents a share of capital stock outstanding prior to April 16, 2007.

[6]	Amount represents less than $0.01 per share.

[7]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.60%.

[10]

As the result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 1.25%.

[11]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Fund 2009 Annual Report	19

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS C SHARES[1]	2009[2]	2008[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$9.09	$13.85
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.02	0.02
Net realized and unrealized gain (loss)	1.27	(4.38)
Total income (loss) from operations	1.29	(4.36)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	(0.01)
Net realized gains	—	(0.39)
Total distributions	(0.05)	(0.40)
NET ASSET VALUE, END OF PERIOD	$10.33	$9.09
Total return[4]	14.36%	(32.40)%
NET ASSETS, END OF PERIOD (000s)	$75	$65
RATIOS TO AVERAGE NET ASSETS:
Gross expenses[5]	1.91%	1.75%
Net expenses[5]	1.86 [6]	1.75 [7]
Net investment income[5]	0.27	0.28
PORTFOLIO TURNOVER RATE	31%	39%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the period April 30, 2008 (inception date) to December 31, 2008.

[4]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As the result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 2.00%.

[7]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

20	Legg Mason ClearBridge Equity Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2009[2]	2008[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$9.10	$13.85
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.10	0.10
Net realized and unrealized gain (loss)	1.28	(4.39)
Total income (loss) from operations	1.38	(4.29)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)	(0.07)
Net realized gains	—	(0.39)
Total distributions	(0.12)	(0.46)
NET ASSET VALUE, END OF PERIOD	$10.36	$9.10
Total return[4]	15.37%	(31.92)%
NET ASSETS, END OF PERIOD (000s)	$638	$477
RATIOS TO AVERAGE NET ASSETS:
Gross expenses[5]	0.88%	0.72%
Net expenses[5]	0.82 [6]	0.72 [7]
Net investment income[5]	1.25	1.29
PORTFOLIO TURNOVER RATE	31%	39%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the period April 30, 2008 (inception date) to December 31, 2008.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As the result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.95%.

[7]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Fund 2009 Annual Report	21

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS O SHARES[1]	2009[2,3]	2008[3,4]	2007[3,4]	2006[3,4,5]	2005[4,5]	2004[4,5]
NET ASSET VALUE, BEGINNING OF PERIOD	$9.04	$14.49	$15.53	$15.61	$15.16	$14.04
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.10	0.14	0.15	0.17	0.15	0.21
Net realized and unrealized gain (loss)	1.28	(5.08)	1.16	1.91 [6]	0.52	1.04
Total income (loss) from operations	1.38	(4.94)	1.31	2.08	0.67	1.25
GAIN FROM REPURCHASE OF TREASURY STOCK	—	—	—	—	—	0.01
LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)	(0.12)	(0.17)	(0.18)	(0.22)	(0.14)
Net realized gains	—	(0.39)	(2.18)	(1.98)	—	—
Total distributions	(0.12)	(0.51)	(2.35)	(2.16)	(0.22)	(0.14)
NET ASSET VALUE, END OF PERIOD	$10.30	$9.04	$14.49	$15.53	$15.61	$15.16
Market value, end of year	N/A	N/A	N/A	15.49 *	15.08	13.00
Total return, based on NAV[7]	15.47%	(35.09)%	8.39%	13.49%[6]	4.41%	8.99%
Total return, based on market value	N/A	N/A	N/A	3.24%[8,9]	17.76%[9]	9.24%[9]
NET ASSETS, END OF PERIOD (MILLIONS)	$484	$458	$807	$964	$1,548	$1,505
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.81%[10]	0.78%	0.69%	0.61%[11]	0.58%	0.62%
Net expenses	0.80 [10,12,13]	0.78 [14]	0.69	0.60 [11,13]	0.58	0.62
Net investment income	1.37 [10]	1.14	0.95	1.04	0.97	1.46
PORTFOLIO TURNOVER RATE	31%	39%	32%	41%	53%	44%

[1]	Effective June 30, 2006, the Fund was converted to an open-end investment company and the shares of the Fund were designated Class O shares.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	Per share amounts have been calculated using the average shares method.

[4]	For the year ended December 31.

[5]	Represents a share of capital stock outstanding prior to April 16, 2007.

[6]

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without the reimbursement, total return would have been 13.42%. The impact of this reimbursement to net realized and unrealized gain was $0.01 per share.

[7]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	For the period January 1, 2006 to June 30, 2006.

[9]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan and the broker commissions paid to purchase or sell shares is excluded. Past performance is no guarantee of future results.

[10]	Annualized.

See Notes to Financial Statements.

22	Legg Mason ClearBridge Equity Fund 2009 Annual Report

[11]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.59%.

[12]

As the result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class O shares will not exceed 0.95%.

[13]	Reflects fee waivers and/or expense reimbursements.

[14]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

*	As of June 30, 2006.

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Fund 2009 Annual Report	23

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason ClearBridge Equity Fund (formerly known as Legg Mason Partners Equity Fund) (the “Fund”), is a separate diversified investment series of the Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through December 21, 2009, the issuance date of the financial statements.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

24	Legg Mason ClearBridge Equity Fund 2009 Annual Report

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common stocks†	$480,312,224	—	—	$480,312,224
Short-term investments†	—	$6,546,000	—	6,546,000
Total	$480,312,224	$6,546,000	—	$486,858,224

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Legg Mason ClearBridge Equity Fund 2009 Annual Report	25

Notes to financial statements continued

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each share class. Fees relating to a specific class are charged directly to that share class.

(g) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax

26	Legg Mason ClearBridge Equity Fund 2009 Annual Report

years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current period, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index. The base fee is paid quarterly based on the following annual rates:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $350 million	0.650%
Next $150 million	0.550
Next $250 million	0.525
Next $250 million	0.500
Over $1 billion	0.450

The performance adjustment is paid quarterly based on a rolling one year period. A performance adjustment will only be made after the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. For each percentage point by which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index, the base fee will be adjusted upward or downward by 0.01% (annualized). The maximum annual adjustment is 0.10% which would occur if the Fund’s performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For this purpose, the performance fee calculation is based on the total return value of the S&P 500 Index versus the Fund’s total return calculated based on net asset value and assuming all distributions are reinvested at net asset value on the record date of the distribution. For the rolling one year periods ended March 31, 2009, June 30, 2009 and September 30, 2009, and the rolling ten-month period ended October 31, 2009, the Fund’s performance varied from that of the S&P 500 Index

Legg Mason ClearBridge Equity Fund 2009 Annual Report	27

Notes to financial statements continued

by 1.94%, 0.76%, 0.06% and (1.71)%, respectively. This resulted in a total increase of the base management fee of $42,866.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

As the result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.25% for Class A shares, 2.00% for Class C shares, 0.95% for Class I shares and 0.95% for Class O shares. This expense limitation cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

For the period January 1, 2009 through October 31, 2009, LMPFA waived its fees and/or reimbursed the Fund for expenses amounting to $15,694.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period January 1, 2009 through October 31, 2009, LMIS and its affiliates did not receive sales charges on sales of the Fund’s Class A shares. In addition, for the period ended October 31, 2009, there were no CDSCs paid to LMIS and its affiliates.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

28	Legg Mason ClearBridge Equity Fund 2009 Annual Report

3. Investments

For the period January 1, 2009 through October 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$138,901,994
Sales	170,782,378

At October 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$86,985,065
Gross unrealized depreciation	(45,539,915)
Net unrealized appreciation	$41,445,150

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly Statement of Financial Accounting standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

For the period January 1, 2009 through October 31, 2009, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A and C shares calculated at the annual rate of 0.25% of the average daily net assets. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.75% of the average daily net assets of the class. Distribution fees are accrued daily and paid monthly.

For the period January 1, 2009 through October 31, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES*
Class A	$445	$357	$1,264
Class C	626	137	6
Class I	—	845	11
Class O	—	377,445	62,374
Total	$1,071	$378,784	$63,655

*	For the period January 1, 2009 through September 16, 2009. Subsequent to September 16, 2009, these expenses were accrued as common fund expenses.

Legg Mason ClearBridge Equity Fund 2009 Annual Report	29

Notes to financial statements continued

For the period January 1, 2009 through October 31, 2009, waivers and/or reimbursements by class were as follows:

WAIVERS/ REIMBURSEMENTS
Class A	$76
Class C	34
Class I	270
Class O	15,314
Total	$15,694

For the year ended December 31, 2008, class specific expenses were as follows:

	DISTRIBUTION FEES		TRANSFER AGENT FEES		SHAREHOLDER REPORTS EXPENSES
Class A	$486		$183		$128
Class C	556	*	19	*	16	*
Class I	—		41	*	20	*
Class O	—		534,946		100,737
Total	$1,042		$535,189		$100,901

*	For the period April 30, 2008 (inception date) to December 31, 2008.

6. Distributions to shareholders by class

	PERIOD ENDED OCTOBER 31, 2009†	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007
Net Investment Income:
Class A	$2,121	$1,983		$4,127
Class C	450	50	*	—
Class I	6,324	3,633	*	—
Class O	5,715,766	6,579,958		9,465,893
Total	$5,724,661	$6,585,624		$9,470,020
Net Realized Gains:
Class A	—	$628		$66,291
Class C	—	2,798	*	—
Class I	—	19,153	*	—
Class O	—	20,769,400		119,300,415
Total	—	$20,791,979		$119,366,706

†	For the period January 1, 2009 through October 31, 2009.
*	For the period April 30, 2008 (inception date) to December 31, 2008.

30	Legg Mason ClearBridge Equity Fund 2009 Annual Report

7. Shares of beneficial interest

At October 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Prior to April 16, 2007, the Fund had 125 million shares of capital stock authorized with a par value of $1.00 per share.

Transactions in shares of each class were as follows:

	PERIOD ENDED OCTOBER 31, 2009†		YEAR ENDED DECEMBER 31, 2008				YEAR ENDED DECEMBER 31, 2007
	SHARES	AMOUNT	SHARES		AMOUNT		SHARES	AMOUNT
Class A
Shares sold	1,603	$14,281	21,660		$194,112		28,758	$437,413
Shares issued on reinvestment	239	2,100	201		2,451		4,674	70,418
Shares repurchased	(781)	(6,400)	(33,430)		(475,882)		—	—
Net increase (decrease)	1,061	$9,981	(11,569)		$(279,319)		33,432	$507,831
Class C
Shares sold	1,449	$12,000	7,220	*	$100,000	*	—	—
Shares issued on reinvestment	9	75	—		—		—	—
Shares repurchased	(1,458)	(15,532)	—		—		—	—
Net increase (decrease)	—	$(3,457)	7,220	*	$100,000	*	—	—
Class I
Shares sold	22,262	$209,319	50,894	*	$720,237	*	—	—
Shares issued on reinvestment	657	5,870	1,532	*	19,482	*	—	—
Shares repurchased	(13,759)	(125,155)	—		—		—	—
Net increase	9,160	$90,034	52,426	*	$739,719	*	—	—
Class O
Shares sold	72,271	$628,444	149,940		$1,720,398		221,616	$3,853,353
Shares issued on reinvestment	408,956	3,589,681	1,325,907		16,955,399		4,984,004	74,880,074
Shares repurchased	(4,085,703)	(37,489,659)	(6,510,032)		(75,889,928)		(11,598,263)	(183,113,276)
Net decrease	(3,604,476)	$(33,271,534)	(5,034,185)		$(57,214,131)		(6,392,643)	$(104,379,849)

†	For the period January 1, 2009 through October 31, 2009.

*	For the period April 30, 2008 (inception date) to December 31, 2008.

Legg Mason ClearBridge Equity Fund 2009 Annual Report	31

Notes to financial statements continued

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal period ended October 31, 2009, and the fiscal years ended December 31, were as follows:

	OCTOBER 31, 2009	DECEMBER 31, 2008	DECEMBER 31, 2007
Distributions Paid From:
Ordinary income	$5,724,661	$8,879,107	$22,185,584
Net long-term capital gains	—	18,498,496	106,651,142
Total distributions paid	$5,724,661	$27,377,603	$128,836,726

As of October 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$337,574
Capital loss carryforward*	(44,142,431)
Other book/tax temporary differences(a)	(66,154)
Unrealized appreciation/(depreciation)(b)	41,445,150
Total accumulated earnings/(losses) — net	$(2,425,861)

*	As of October 31, 2009, the Fund had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
10/31/2016	$(4,694,382)
10/31/2017	(39,448,049)
$(44,142,431)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Salomon Brothers Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing

32	Legg Mason ClearBridge Equity Fund 2009 Annual Report

on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management (“CAM”), SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as previously described. The

Legg Mason ClearBridge Equity Fund 2009 Annual Report	33

Notes to financial statements continued

complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

34	Legg Mason ClearBridge Equity Fund 2009 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason ClearBridge Equity Fund (formerly Legg Mason Partners Equity Fund), a series of Legg Mason Partners Equity Trust, as of October 31, 2009, and the related statements of operations for the period from January 1, 2009 to October 31, 2009 and for the year ended December 31, 2008, the statements of changes in net assets for the period from January 1, 2009 to October 31, 2009 and for each of the years in the two-year period ended December 31, 2008, and the financial highlights for the period from January 1, 2009 to October 31, 2009 and for each of the years or periods in the four-year period ended December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2004 were audited by other independent registered public accountants whose report thereon, dated February 23, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason ClearBridge Equity Fund as of October 31, 2009, and the results of its operations, the changes in its net assets, and the financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 21, 2009

Legg Mason ClearBridge Equity Fund 2009 Annual Report	35

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason ClearBridge Equity Fund (formerly known as Legg Mason Partners Equity Fund) (the “Fund”) are managed under the direction of the Board of Trustees. The current Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”), and executive officers of the Fund, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

INDEPENDENT TRUSTEES
PAUL R. ADES
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since 2000)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
ANDREW L. BREECH
Birth year	1952
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None

36	Legg Mason ClearBridge Equity Fund

DWIGHT B. CRANE
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
ROBERT M. FRAYN, JR.
Birth year	1934
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Retired; formerly, President and Director, Book Publishing Co. (1970 to 2002)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
FRANK G. HUBBARD
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International, Inc. (business development) (since 1998)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None

Legg Mason ClearBridge Equity Fund	37

Additional information (unaudited) continued

Information about Trustees and Officers

HOWARD J. JOHNSON
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and 2000 to Present
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
DAVID E. MARYATT
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
JEROME H. MILLER
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None

38	Legg Mason ClearBridge Equity Fund

KEN MILLER
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer) division of Li & Fung (since 1963)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
JOHN J. MURPHY
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	Director, Nicholas Applegate Institutional Funds (since 2005); Trustee, Consulting Group Capital Markets Funds (since 2002); Trustee, UBS Funds (since 2008); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)
THOMAS F. SCHLAFLY
Birth year	1948
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989) Partner, Thompson Coburn LLP (law firm) (since 2009); Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firm (prior to May 2009)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	Director, Citizens National Bank of Greater St. Louis (since 2006)

Legg Mason ClearBridge Equity Fund	39

Additional information (unaudited) continued

Information about Trustees and Officers

JERRY A. VISCIONE
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3]
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, Citi Fund Management, Inc. (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (“CFM”) (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)
Number of portfolios in fund complex overseen by Trustee	135
Other board memberships held by Trustee	Former Trustee, Consulting Group Capital Markets Funds (2002 to 2006)
OFFICERS
KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1965
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (2002 to 2004)

40	Legg Mason ClearBridge Equity Fund

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (2002 to 2005);
JOHN CHIOTA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001 to 2004)
THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); formerly, Managing Director and Deputy General Counsel for CAM (1992 to 2005)

Legg Mason ClearBridge Equity Fund	41

Additional information (unaudited) continued

Information about Trustees and Officers

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041
Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (2003 to 2005)
STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1967
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (2001 to 2005)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

42	Legg Mason ClearBridge Equity Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable period ended October 31, 2009:

Record date:	3/30/2009	6/29/2009	9/29/2009
Payable date:	3/31/2009	6/30/2009	9/30/2009
Ordinary income:
Qualified dividend income for individuals	100.00%	100.00%	100.00%
Dividends qualifying for the dividends received deduction for corporations	100.00%	100.00%	100.00%

Please retain this information for your records.

Legg Mason ClearBridge Equity Fund	43

Legg Mason ClearBridge Equity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2 Heritage Drive

Quincy, Massachusetts 02171

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason ClearBridge Equity Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON CLEARBRIDGE EQUITY FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason ClearBridge Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD04093 12/09 SR09-971

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2008 and October 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $91,000 in 2008 and $120,400 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $4,500 in 2008 and $285 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $12,100 in 2008 and $12,900 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2008 and 2009; Tax Fees were 100% and 100% for 2008 and 2009; and Other Fees were 100% and 100% for 2008 and 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2009.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: December 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: December 29, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date: December 29, 2009